                                                                EXHIBIT 10.29



                               PARK 'N VIEW, INC.

               AMENDMENT TO AMENDED AND RESTATED SECURITYHOLDERS'
                        AGREEMENT AND EXCHANGE AGREEMENT


         THIS AMENDMENT (the "Amendment") is made as of the 22nd day of August, 1997, by and among Park "N View, Inc., a Delaware corporation (the "Company"), the Original Investors (the "Original Investors") ad the Patricof Investors (the "Patricof Investors") set forth on Exhibit A attached hereto and made a part hereof, the holders of Series B Preferred Stock set forth on Exhibit B attached hereto and made a part hereof (the "Series B Holders" and, together with the Original Investors and the Patricof Investors, the "Existing Investors") and the holders of shares of Series C Stock (defined below) of the Company set forth on Exhibit C attached hereto and made a part hereof (the "Series C Holders") and Alex. Brown & Sons Incorporated as the holder of a warrant to purchase shares of the Company's Common Stock (the "Agent" and together with the Existing Investors and the Series C Holders, the "Investors").

         WHEREAS, the Existing Investors and the Company are parties to an Amended and Restated Securityholders' Agreement and Exchange Agreement dated as of November 13, 1996 (the "Securityholders' Agreement");

         WHEREAS, in connection with the Company's (i) offering of 7% Series C Cumulative, Convertible Preferred Stock (the "Series C Stock") and (ii) issuance to the Agent of a warrant (the "Agent's Warrant") to purchase shares of the Company's Common Stock, the Company has agreed to grant the Series C Holders and the Agent certain rights of first refusal;

         WHEREAS, in connection with the Company's offering of the Series C Stock, the Company has agreed to grant the Series C Holders the right to designate one member of the Company's Board of Directors;

         WHEREAS, in connection with the sale of the Series C Stock, all parties to the Securityholders' Agreement desire to amend the Securityholders' Agreement to include the Series C Holders and the Agent as Investors (as defined in the Securityholders' Agreement) and to amend certain portions of the Securityholders' Agreement to reflect (i) the agreement concerning rights of first refusal among the Series C Holders, the Agent and the Company and (ii) the agreement concerning the right of the Series C Holders to designate a member of the Company's Board of Directors;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Securityholders' Agreement as follows:


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



         1.       Definitions.

                  (a) The first sentence of Section 1 shall be deleted in its entirety.

                  (b) The following term set forth in Section 1 of the Securityholders' Agreement shall be deleted in its entirety and shall hereafter have the following meaning:

                  "Sale" shall have the meaning given such term in the Securities Restriction Agreement, as amended, dated as of Auust 22, 1997.

                  (c) The following terms shall be added to Section 1 of the Securityholders' Agreement:

                  Person" means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

                  "Securities" means any debt or equity securities of the Company whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security.

                  "Series A Stock" shall mean the Preferred Stock of the Company designated as Series A Preferred Stock pursuant to the Certificate of Designation of the Series A Stock.

                  "Series B Stock" shall mean the Preferred Stock of the Company designated as 7% Cumulative Convertible Series B Preferred Stock pursuant to the Certificate of Designation of the Series B Stock.

                  "Series C Stock" shall mean the Preferred Stock of the Company designated as 7% Cumulative Convertible Series C Preferred Stock pursuant to the Certificate of Designation of the Series C Stock.

         2.       Rights of First Refusal.

                  (a)      The term "Qualifying Offering" in romanette (i) in
Section 4(a) shall be replaced with "Series B Qualifying Offering or a Series C Qualifying Offering".

                  (b) The term "Qualifying Offering" in the second sentence of Section 4(a) shall be replaced with "Series B Qualifying Offering".

                  (c) Romanette (ii) within the definition of "Series B Qualifying Offering" in Section 4(a) shall be deleted in its entirety and replaced with the following:


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



                  (ii) the Common Stock is quoted or listed on either The Nasdaq Stock Market (National Market), the New York Stock Exchange or the American Stock Exchange, and

                  (d) The following shall be added to the end of Section 4(a):

                  A "Series C Qualifying Offering" means (i) the Corporation shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act covering the offering and sale of both primary and secondary shares of common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed on either The Nasdaq Stock Market (National Market), the New York Stock Exchange or the American Stock Exchange, (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which (a) is 200% of the then effective conversion price of the Series C Stock or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series C Stock and (iv) all outstanding shares of the Company's Series B Stock shall have been converted into shares of the Company's Common Stock in accordance with the Certificate of Designation relating to the Series B Stock and all outstanding shares of the Company's Series A Stock shall have been redeemed in accordance with the Certificate of Designation relating to the Company's Series A Stock.

                  (c) The following sentence shall be added to the end of subsection (d) of Section 4:

                           In the event that such sale is not consummated within
                  such three (3) month period, then the Company must reoffer such Newly Issued Securities to the Investors in accordance with subsections (a), (b) and (c) of this Section 4 before any such sale may be consummated.

         3.       Board Designees.

                  (a) The first two sentences of subsection (a) of Section 5 shall be deleted in their entirety and replaced with the following:

                           The Board shall consist of not more than seven (7)
                  members of which two (2) members shall be designated by the

                  Patricof Investors as provided herein, one (1) member shall be designated by the Series B Holders, one (1) member shall be designated by the Series C Holders and two (2) members shall be designated by the Original Investors. It is contemplated that one (1) additional director shall be designated by the mutual agreement of the Board of Directors, the Series B Holders and Series C Holders.

                  (b) The last sentence of subsection (a) of Section 5 shall be deleted in its entirety and replaced with the following:

                           The Series B Holders and the Series C Holders shall
                  each have such rights to designate one (1) member of the Board of Directors as provided in the Certificate of Designation relating to the Series B Stock and the Certificate of Designation relating to the Series C Stock, respectively.

         4. Application to Subsequent Investors. Romanette (ii) of Section 9 shall be deleted in its entirety and replaced with the following:

                                    (ii) any Person who after the date hereof,
                           shall become a holder of any shares of any Common Stock, Series A Stock, Series B Stock, and/or Series C Stock (such Person's acceptance of such shares to be deemed to constitute his, her or its agreement to be bound hereby) and such Person's heirs, legal representatives, successors and assigns.

         5. Binding Agreement. The Securityholders' Agreement as modified herein, shall remain in full force and effect as so modified.

         6. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The authentic signature of any party received by facsimile transmission shall constitute a valid and binding signature of such party.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the ___ day of ____________, 1997.


COMPANY                                Investors




  /s/ Ian Williams
---------------------------------      -------------------------------------
Park 'N View, Inc.                     The Existing Investors whose
By:  Ian Williams                      signatures appear on Exhibit A hereto
       President and Chief             and the Series C Holders whose
       Executive Officer               signatures appear on the respective
                                       Omnibus Signature Pages

                                    EXHIBIT A




By:  /s/ Ian Williams
   -------------------------------
         Name:  Ian Williams
         Title:  President



   /s/ Ian Williams                          /s/ Mark Wodlinger
   -------------------------------           -----------------------------
       Ian Williams                              Mark Wodlinger



   /s/ Sam Hashman                           /s/ Marilyn Wodlinger
   -------------------------------           -----------------------------
       Sam Hashman                               Marilyn Wodlinger



   /s/ for MPN Partners, Ltd.
   -------------------------------
           MPN Partners, Ltd.



NELGO INVESTMENTS


By:  /s/ Daniel O'Connell
   -------------------------------
       Name:   Daniel O'Connell
       Title:  General Partners

APA EXCELSIOR IV, L.P.

By:   APA EXCELSIOR IV PARTNERS, L.P.
      (Its General Partner)

      By:    PATRICOF & CO. MANAGERS, INC.
             (Its General Partner)



                  By:  /s/ Robert Chefitz
                     --------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR


                  By:  /s/ Robert Chefitz
                     --------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                     --------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



  /s/  Michael Willner
---------------------------------
Michael Willner

                                    EXHIBIT B


By:  /s/ Linda Rose
   ---------------------------------------
   Name:   Linda Rose
   Title:  Acting Administrator Alternative Investments Division


BENEFIT CAPITAL MANAGEMENT CORPORATION,
as Investment Manager for The Prudential Insurance Co.
of America, Separate Account No. VCA-GA-5298


By: /s/
   ---------------------------------------
   Name:
   Title:


CSK VENTURE CAPITAL CO., LTD.
as Investment Manager for CSK-1(A), CSK(B), CSK-2 Investment Fund


By:  /s/ Masahiro Aozono
   ---------------------------------------
   Name:   Masahiro Aozono
   Title:  President


CREDIT SUISSE (GUERNSEY) LIMITED as
Trustee of Dynamic Growth Fund II


By:  /s/ B. Morris-Rowland
   ---------------------------------------
   Name:   B. Morris Rowland
   Title:  Member Senior Management


By:  /s/ M E Zuning
   ---------------------------------------
   Name:   M E Zuning
   Title:  Associate

APA EXCELSIOR IV, L.P.

By:      APA EXCELSIOR IV PARTNERS, L.P.
         (Its General Partner)

         By:      PATRICOF & CO. MANAGERS, INC. (Its General Partner)


                  By:  /s/ Robert Chefitz
                     ----------------------------------
                           Name:   Robert Chefitz
                           Title:  G.P.



COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
APA EXCELSIOR IV/OFFSHORE, L.P.

By:      PATRICOF & CO. VENTURES, INC.,
         INVESTOR ADVISOR


                  By:  /s/ Robert Chefitz
                     ----------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



THE P/A FUND, L.P.

By:      APA PENNSYLVANIA PARTNERS, L.P.
         (Its General Partner)


                  By:  /s/ Robert Chefitz
                     ----------------------------------
                           Name:  Robert Chefitz
                           Title:  G.P.



  /s/  Michael Willner
------------------------------
Michael Willner

                                    EXHIBIT C


                  Holders of Shares of Series C Preferred Stock



                        Name                                Number of Shares
                        ----                                ----------------
Venhill Limited Partnership                                          187,500

Juliet Challenger, Inc.                                              625,000

Henry L. Hillman, Elsie Hilliard Hillman and C.G.
Grefenstette, Trustees of the Henry L. Hillman
Trust U/A dated 11/18/85                                             187,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Juliet Lea Hillman                            62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Audrey Hilliard Hillman                       62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Henry Lea Hillman, Jr.                        62,500

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for William Talbott Hillman                       62,500

Winfield Capital Corp.                                                93,750

ABS Employees' Venture Fund Limited Partnership                       17,662

Franklin Antonio                                                      15,750

Arundel Lumber Company, Inc.                                          15,625

E. Reid Curley                                                           375

Galen Cole Family Foundation                                          15,625

Michael DelCollo                                                      12,500

Gail G. Dougherty                                                     12,500

Michael K. Farr                                                        3,125

Richard M. Johnston Trust #2                                          12,500

Kelly E. Green                                                        31,250

Richard Heftel                                                        15,625

Leon Kaplan                                                           16,000

Robert Klein and/or Myriam Gluck, as Tenants - by -
Entirety                                                              16,250

Gerald Korman & Wendy S. Korman, as Tenants - by -
Entirety                                                               6,256

James C. McMillan                                                     12,500

Alan Meltzer                                                          37,500

Spiegel Enterprises                                                   15,625

Tampsco Partnership XII                                              125,000

Foundation Partners Fund, G.P.                                       125,000

Tennyson Private Placement Fund, LLC                                  62,500

Peter W. Wetherill                                                    25,000

Tri Ventures                                                          15,625

Benefit Capital Management Corporation as
Investment Manager for The Prudential Insurance
Company of America, Separate Account No. VCA-GA-5298                 125,000

State Treasurer of the State of Michigan, Custodian
of the Michigan Public School Employees' Retirement
System, State Employees' Retirement System,
Michigan State Police Retirement System, and
Michigan Judges Retirement System                                    125,000

APA Excelsior IV, L.P.                                                92,500

Coutts & Co. (Cayman) LTD., Custodians for
APA/Excelsior IV/Offshore, L.P.                                       16,250

The P/A Fund, L.P.                                                    16,250
                                                                   ---------

     Total                                                         2,328,543
                                                                   =========


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